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                                                                     EXHIBIT 4.1

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     COMMON STOCK        [LOGO OF IMPRESSE CORPORATION]         COMMON STOCK

        NUMBER                                                     SHARES


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                     SEE REVERSE FOR CERTAIN
IN                                                   DEFINITIONS AND A STATEMENT
                                                     AS TO THE RIGHTS,
                                                     PREFERENCES, PRIVILEGES AND
                                                     RESTRITIONS ON SHARES

                                                            CUSIP

      THIS CERTIFIES THAT



      IS THE RECORD HOLDER OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        $.001 PAR VALUE PER SHARE, OF

                           IMPRESSE CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by the Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

         /s/ Sanjai Bijawat         [CORPORATE SEAL          /s/ Nimish Mehta
                               OF IMPRESSE CORPORATION]

         CHIEF FINANCIAL OFFICER                              PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

                         COUNTERSIGNED AND REGISTERED:

                                                    TRANSFER AGENT AND REGISTRAR
                         BY /s/
                                                            AUTHORIZED SIGNATURE

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